                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            SCC COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

                        Delaware                                     84-0796285
             (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)


                    6285 Lookout Road
                    Boulder, Colorado                              80301
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

              If this form relates to the                If this form relates to the
              registration of a class of                 registration of a class of
              debt securities and is                     debt securities and is to
              effective upon filing pursuant             become effective Simultaneously
              to General Instruction A(c)(1)             with the effectiveness of
              please check the following                 a concurrent registration
              box.  [ ]                                  statement under the Securities
                                                         Act of 1933 pursuant to
                                                         General Instruction A(c)(2)
                                                         please check the following
                                                         box.  [ ]

     SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
     RELATES:  333-49767

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                    NAME OF EACH EXCHANGE
        TITLE OF EACH CLASS                        ON WHICH EACH CLASS IS
        TO BE SO REGISTERED                           TO BE REGISTERED

          Not Applicable                               Not Applicable


     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $0.001 par value
                                (Title of class)
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ITEM 1.  Description of Registrant's Securities to be Registered.

         Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-49767).

ITEM 2.  Exhibits.

EXHIBIT
NUMBER   DESCRIPTION

1.1 Form of Certificate for Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-49767) (to be filed by amendment).

2.1 Form of Amended and Restated Certificate of Incorporation of the Company to become effective immediately prior to the closing of the offering (to be filed by amendment) -- incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-49767).

2.2      Form of Restated Bylaws of the Company to be effective upon the closing of the offering (to be filed by amendment) -- incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-49767).
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                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        SCC COMMUNICATIONS CORP.

Date:  April 29, 1998


                                        By: /s/ George K. Heinrichs
                                           -------------------------------------
                                           George K. Heinrichs
                                           President and Chief Executive Officer